UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K
                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported) January 30, 2007


                          AMERICAN STATES WATER COMPANY
             (Exact name of registrant as specified in its charter)



          California                      001-14431             95-4676679
(State or other jurisdiction of   (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                        91773
(Address of principal executive                                (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

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                           GOLDEN STATE WATER COMPANY
             (Exact name of registrant as specified in its charter)

          California                     001-12008            95-1243678
(State or other jurisdiction of  (Commission File Number)  (I.R.S. Employer
incorporation or organization)                             Identification No.)

    630 East Foothill Blvd.
     San Dimas, California                                     91773
(Address of principal executive                              (Zip Code)
           offices)

       Registrant's telephone number, including area code: (909) 394-3600

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing requirement of the registrant under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the exchange Act (17 CFR 14a-12)

|_|  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

|_|  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Section 5 - Corporate Governance and Management

Item 5.02. Departure of Directors or Principal Officers;  Election of Directors;
           Appointment of Principal  Officers;  Compensatory
           Arrangements  of Certain Officers

     The Board of Directors approved base salaries for 2007 for Floyd Wicks, President and Chief Executive Officer of American States Water Company and its subsidiaries, Robert J. Sprowls, Chief Financial Officer, Senior Vice President, Corporate Secretary and Treasurer of American States Water Company and its subsidiaries, Joel A. Dickson, Senior Vice President of Golden State Water Company and Chaparral City Water Company, McClellan Harris III, Senior Vice President and Secretary of American States Utility Services, Inc., and Denise L. Kruger, Senior Vice President of Golden State Water Company and Chaparral City Water Company, of $540,000, $305,000, $297,000, $278,700 and $270,000,
respectively.  The Board also approved bonuses of $30,000 and $25,000 for Robert
J. Sprowls and Denise L. Kruger, respectively, based on their performance in 2006.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                            AMERICAN STATES WATER COMPANY



                            By: /s/ Robert J. Sprowls
Date: January 5, 2007      --------------------------------
                             Robert J. Sprowls
                             Sr. Vice President,
                             Chief Financial Officer, Treasurer
                             and Corporate Secretary